Press Release

Ness Technologies Announces First Quarter 2010 Financial Results

Ness returns to growth, with quarterly revenues
up 6% year-over-year and on-target EPS

Ness strengthens enterprise focus with expansion of BI
capabilities and divestiture of non-core operations

Hackensack, NJ – April 28, 2010 – Ness Technologies, Inc. (NASDAQ: NSTC and TASE: NSTC), a global provider of IT services and solutions, today announced financial results for the quarter ended March 31, 2010.

First Quarter 2010 Highlights:

•	The company delivered year-over-year quarterly revenue growth in each segment, with sequential and year-over-year bookings growth.

•
The company announced the acquisition of Gilon Business Insight, Ltd., a provider of business intelligence (BI) services in Israel, further strengthening the company’s position as a leading provider of enterprise solutions. The acquisition is expected to close during the second quarter.

•
In connection with its previously announced streamlining of non-strategic and/or unprofitable smaller operations, the company has resolved to sell its software distribution operations in Europe. The company has also signed an agreement to sell its Asia Pacific system integration and application development operations, and the sale is expected to close during the second quarter. Both operations have been reclassified as discontinued operations.

•	On a GAAP basis:

▪	Quarterly revenues were $133.3 million, up 6% year-over-year.

▪
Quarterly operating income was $2.4 million, down 43% compared to the first quarter of 2009 (which included a net gain in operating income of $5.1 million from commissions related to the 2008 sale of the company’s Israeli SAP sales and distribution operations and an insurance settlement related to the company’s 2007 arbitration expense).

▪	Quarterly net income from continuing operations was $0.7 million, down 72% year-over-year.

▪	Quarterly diluted net earnings per share from continuing operations were $0.02, compared of $0.06 in the first quarter of 2009.

•	On a non-GAAP basis (1):

▪	Quarterly operating income from continuing operations was $5.0 million, down 27% year-over-year.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding the company’s use of non-GAAP financial measures.

Ness Technologies First Quarter 2010	Page 1 of 9

▪	Quarterly net income from continuing operations was $3.4 million, down 28% year-over-year.

▪	Quarterly diluted net earnings per share from continuing operations were $0.09, compared to $0.12 in the first quarter of 2009.

•	Operating cash flows for the quarter were $4.7 million.

•	Cash, cash equivalents and short-term bank deposits were $64.9 million as of March 31, 2010, and net debt declined to $1.4 million, with no short-term debt.

•	Backlog from continuing operations as of March 31, 2010 was $663 million, up 4% year-over-year and up 6% sequentially.

•	Headcount for continuing operations was approximately 7,470 as of March 31, 2010.

“Our business gained additional positive momentum during the first quarter, with nice bookings growth and solid year-over-year revenue growth,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “We won a number of significant deals during the quarter, in all our major geographies. While returning to growth we are also continuing to gear up for margin expansion by focusing on our core, higher-margin service offerings and our core geographic regions. These efforts are supported by our shedding of smaller and non-strategic operations and projects, like our software distribution operations in Europe. We anticipate that our acquisition and the divestitures we announced will better align us with our growth strategy and support our plans for 2010.”

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies that build or rely on software to generate revenues, continued to perform well in the first quarter, with solid operating margins and sequentially growing revenues.

▪
The company’s System Integration and Application Development segment showed healthy year-over-year revenue growth, solid bookings growth and an expanding deal pipeline – with much improved performance in the United States and Israel, while it experienced continued weakness in Central and Eastern Europe.

▪
The company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010.

“After a challenging 2009, I feel confident that the majority of our business is out of the woods. Also, in Central and Eastern Europe, where the recession is ongoing, we believe the worst is behind us,” said Ofer Segev, executive vice president and chief financial officer. “We are developing and shaping the company, using M&A and divestitures to better leverage our global offerings, and we continue to focus on improving operations, cash flows and the balance sheet.”

Ness Technologies First Quarter 2010	Page 2 of 9

Business Outlook

The company believes the overall economic outlook is continuing to improve, other than in Central and Eastern Europe, where the timing of the recovery remains unknown. Ness continues to expect top line revenue growth and margin expansion in 2010, with a trend of sequentially increasing quarterly revenues and operating margins. The company expects that seasonal variations in its quarterly results will be reduced compared to historical levels, now that its European software distribution operations are not reported within continuing operations.

Ness is reiterating its full year 2010 guidance of revenues from continuing operations in the range of $575 million to $585 million with diluted net earnings per share from continuing operations in the range shown in the reconciliation table below:

	Full year diluted net earnings per share ($)
	Low	High
GAAP basis from continuing operations	$0.09	$0.17
Stock-based compensation; amortization of intangible assets; earn-out related to prior-year acquisition; amortization of intangible assets and earn-out related to the acquisition of Gilon	0.34	0.30
Non-GAAP basis from continuing operations	$0.43	$0.47

The company’s 2010 GAAP guidance excludes any unannounced future acquisitions or stock-based compensation grants; and the company’s GAAP and non-GAAP guidance further assumes that outstanding diluted shares will average approximately 39.5 million in 2010 and that foreign currency exchange rates will remain at their average levels for April 2010.

For the reasons set forth elsewhere in this release, Ness’ management believes that non-GAAP earnings per share financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the first quarter 2010 results. The call, which will be simultaneously webcast, will begin at 8:30 AM Eastern Time / 5:30 AM Pacific Time on Wednesday, April 28, 2010.

To access the Ness Technologies first quarter 2010 earnings conference call, participants in North America should dial 1-800-399-0427 and international participants should dial +1-973-200-3375. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC and TASE:NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; and system integration, application development, consulting and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 7,800 employees, Ness has operations in North America, Europe, Israel and India, has customers in over 20 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness, visit www.ness.com.

Ness Technologies First Quarter 2010	Page 3 of 9

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, “Stock Compensation” (formerly, FASB Statement 123R) and amortization of intangible assets, net of taxes; (b) an earn-out related to a prior-year acquisition; (c) an insurance settlement in the first quarter of 2009 related to a 2007 arbitration expense, net of related expenses, net of taxes; and (d) severance expenses in the first quarter of 2009, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Ness uses these non-GAAP measures also in the formulation of its financial guidance. This requires Ness management to make assumptions regarding certain factors that could affect future net income and earnings per share, such as the timing and size of future potential acquisitions (which could result in additional non-cash amortization of intangibles), the timing and size of future potential stock-based compensation grants (which could result in additional non-cash stock-based compensation expense), and the timing and size of any one-time income or expenses. The company discloses such assumptions in conjunction with its financial guidance.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 15, 2010. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact:	Investor Relations Contact:
David Kanaan	Drew Wright
Intl: +972-54- 425-5307	USA: 1-201-488-3262
Email: media.int@ness.com	Email: investor@ness.com

Ness Technologies First Quarter 2010	Page 4 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2009	2010
	(Unaudited)	(Unaudited)

Revenues	$126,281	$133,333
Cost of revenues	94,359	96,521
Gross profit	31,922	36,812

Selling and marketing	9,212	10,053
General and administrative	23,585	24,342
Insurance settlement related to 2007 arbitration expense, net of related expenses	(2,610)	—
Commissions related to the sale of Israeli SAP sales and distribution operations	(2,534)	—
Total operating expenses	27,653	34,395

Operating income	4,269	2,417
Financial expenses, net	(1,156)	(209)
Income before taxes on income	3,113	2,208

Taxes on income	642	1,510
Net income from continuing operations	$2,471	$698

Net loss from discontinued operations	(943)	(5,387)
Net income (loss)	$1,528	$(4,689)

Basic net earnings per share from continuing operations	$0.06	$0.02
Diluted net earnings per share from continuing operations	$0.06	$0.02

Basic net earnings (loss) per share	$0.04	$(0.12)
Diluted net earnings (loss) per share	$0.04	$(0.12)

Weighted average number of shares (in thousands) used in computing basic net earnings per share from continuing operations, basic net earnings (loss) per share and diluted net loss per share	38,922	38,299
Weighted average number of shares (in thousands) used in computing diluted net earnings per share from continuing operations and diluted net earnings per share	39,515	38,722

Ness Technologies First Quarter 2010	Page 5 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended March 31,
	2009	2010
	(Unaudited)	(Unaudited)
Segment Data (1) (2):

Revenues from continuing operations:
Software Product Engineering	$24,966	$26,397
System Integration and Application Development	101,315	106,936
	$126,281	$133,333
Operating income (loss) from continuing operations:
Software Product Engineering	$4,114	$3,853
System Integration and Application Development	5,311	3,227
Unallocated Expenses	(5,156)	(4,663)
	$4,269	$2,417
Geographic Data (2):

Revenues from continuing operations:
Israel	$45,270	$47,639
Europe	36,473	39,001
North America	42,479	45,249
Asia and the Far East	2,059	1,444
	$126,281	$133,333

(1)
The company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010. Segment data for prior periods has been restated to reflect the current organization of the segments.

(2)
All periods have been reclassified to exclude revenues and operating income (loss) from operations discontinued during the three months ended March 31, 2010. Quarterly segment data for prior periods is shown below:

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2008	2009	2008	2009	2008	2009	2008	2009
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Segment Data:
Revenues from continuing operations:
Software Product Engineering	$20,529	$24,966	$24,739	$25,688	$26,092	$25,621	$26,111	$26,248
System Integration and Application Development	125,461	101,315	129,071	101,199	124,395	97,581	128,214	109,329
	$145,990	$126,281	$153,810	$126,887	$150,487	$123,202	$154,325	$135,577
Operating income (loss) from continuing operations:
Software Product Engineering	$1,201	$4,114	$2,061	$4,096	$3,181	$3,609	$3,915	$3,569
System Integration and Application Development	11,097	5,311	10,670	3,228	23,030	3,159	3,656	(9,125)
Unallocated Expenses	(2,246)	(5,156)	(3,316)	(3,893)	(3,623)	(2,900)	(4,508)	(5,742)
	$10,052	$4,269	$9,415	$3,431	$22,588	$3,868	$3,063	$(11,298)

Ness Technologies First Quarter 2010	Page 6 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Three months ended March 31,
	2009	2010
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$1,528	$(4,689)
Adjustments required to reconcile net income (loss) to net cash provided by operating activities:
Net loss from discontinued operations	943	5,387
Stock-based compensation-related expenses	928	829
Currency fluctuation of restricted cash and short-term bank deposits	—	(957)
Depreciation and amortization	4,203	4,169
Loss on sale of property and equipment and impairment and sale of cost investments	248	66
Commissions related to the sale of Israeli SAP sales and distribution operations	(2,534)	—
Decrease in trade receivables, net	22,906	7,163
Decrease (increase) in unbilled receivables	105	(2,460)
Decrease in other accounts receivable and prepaid expenses	1,376	964
Decrease in work-in-progress	18	1,265
Increase in long-term prepaid expenses	(274)	(41)
Deferred income taxes, net	(945)	456
Decrease in trade payables	(5,432)	(1,568)
Decrease in advances from customers and deferred revenues	(420)	(3,747)
Increase in other long-term liabilities	332	420
Decrease in other accounts payable and accrued expenses	(13,847)	(4,204)
Increase (decrease) in accrued severance pay, net	(23)	104
Net cash provided by (used in) discontinued operations	(518)	1,578
Net cash provided by operating activities	8,594	4,735

Cash flows from investing activities:
Consideration from sale of a consolidated subsidiary, net of cash-in-hand	—	1,384
Proceeds from maturity of (investment in) short-term bank deposits, net	(11,082)	5,662
Proceeds from sale of property and equipment	171	—
Purchase of property and equipment and capitalization of software developed for internal use	(3,076)	(1,744)
Net cash used by discontinued operations	(3,114)	(2,655)
Net cash provided by (used in) investing activities	(17,101)	2,647

Cash flows from financing activities:
Repurchase of shares	(1,217)	(611)
Short-term bank loans and credit, net	207	(500)
Principal payments of long-term debt	(1,731)	(3,121)
Net cash used by discontinued operations	(242)	—
Net cash used in financing activities	(2,983)	(4,232)

Effect of exchange rate changes on cash and cash equivalents	(1,273)	(2,174)
Increase (decrease) in cash and cash equivalents	(12,763)	976
Cash and cash equivalents at the beginning of the period	44,585	40,218
Cash and cash equivalents at the end of the period	$31,822	$41,194

Ness Technologies First Quarter 2010	Page 7 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2009	March 31, 2010
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$40,218	$41,194
Restricted cash	2,470	2,925
Short-term bank deposits	25,939	20,776
Trade receivables, net of allowance for doubtful accounts	131,452	124,130
Unbilled receivables	28,012	29,847
Other accounts receivable and prepaid expenses	27,832	27,187
Work in progress	9,690	8,168
Total assets attributed to discontinued operations	43,212	36,639
Total current assets	308,825	290,866

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,083	6,151
Unbilled receivables	4,654	4,904
Deferred income taxes, net	3,608	3,293
Severance pay fund	53,145	54,919
Property and equipment, net	35,739	34,699
Intangible assets, net	10,016	8,494
Goodwill	263,541	261,421
Total long-term assets	376,786	373,881

Total assets	$685,611	$664,747

CURRENT LIABILITIES:
Short-term bank credit	$500	$—
Current maturities of long-term debt	21,332	23,194
Trade payables	30,914	28,955
Advances from customers and deferred revenues	40,639	36,734
Other accounts payable and accrued expenses	99,464	95,276
Total liabilities attributed to discontinued operations	25,461	24,121
Total current liabilities	218,310	208,280

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	50,836	43,071
Other long-term liabilities	6,689	7,070
Deferred income taxes	2,045	1,849
Accrued severance pay	56,443	58,348
Total long-term liabilities	116,013	110,338

Total stockholders’ equity	351,288	346,129

Total liabilities and stockholders’ equity	$685,611	$664,747

Ness Technologies First Quarter 2010	Page 8 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; EARN-OUT RELATED TO PRIOR-YEAR ACQUISITION; INSURANCE SETTLEMENT RELATED TO 2007 ARBITRATION EXPENSE, NET OF RELATED EXPENSES; SEVERANCE EXPENSES; ALL NET OF TAXES

U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2009	2010
	(Unaudited)	(Unaudited)
Statements of Income Data:

GAAP gross profit	$31,922	$36,812
Stock-based compensation	63	39
Amortization of intangible assets	189	53
Severance expenses	966	—
Non-GAAP gross profit	$33,140	$36,904

GAAP operating income	$4,269	$2,417
Stock-based compensation	928	829
Amortization of intangible assets	1,636	1,268
Earn-out related to prior-year acquisition	—	480
Insurance settlement related to 2007 arbitration expense, net of related expenses	(2,610)	—
Severance expenses	2,646	—
Non-GAAP operating income	$6,869	$4,994

GAAP operating margin	3.4%	1.8%
Non-GAAP operating margin	5.4%	3.7%

GAAP net income from continuing operations	$2,471	$698
Stock-based compensation; amortization of intangible assets; earn-out related to prior-year acquisition; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; all net of taxes	2,197	2,652
Non-GAAP net income from continuing operations	$4,668	$3,350

GAAP diluted net earnings per share from continuing operations	$0.06	$0.02
Stock-based compensation; amortization of intangible assets; earn-out related to prior-year acquisition; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; all net of taxes	0.06	0.07
Non-GAAP diluted net earnings per share from continuing operations	$0.12	$0.09

Segment Data:

Software Product Engineering:
GAAP operating income	$4,114	$3,853
Amortization of intangible assets	38	38
Non-GAAP operating income	$4,152	$3,891

System Integration and Application Development:
GAAP operating income	$5,311	$3,227
Amortization of intangible assets	1,598	1,230
Earn-out related to prior-year acquisition	—	480
Insurance settlement related to 2007 arbitration expense, net of related expenses	(2,610)	—
Severance expenses	1,293	—
Non-GAAP operating income	$5,592	$4,937

Ness Technologies First Quarter 2010	Page 9 of 9